                                                                  EXHIBIT 10.13

                                  AMENDMENT TO

   COMPENSATION DEFERRAL PLAN OF SUBURBAN PROPANE PARTNERS, L.P. AND SUBURBAN
                                  PROPANE, L.P.
                     (AMENDED AND RESTATED JANUARY 1, 2004)

Pursuant to Section 8.8 of the Compensation Deferral Plan of Suburban Propane
Partners, L.P. and Suburban Propane, L.P., amended and restated January 1, 2004,
(the "Plan"), the Board of Supervisors of Suburban Propane Partners, L.P. (the
"Partnership"), hereby amends the Plan as follows:

1. Sections 5 and 6.5 of the Plan are hereby amended to adding the following to the end thereof:

              Notwithstanding any other provision in the Deferral Plan to the contrary, effective January 1, 2005, no further deferral elections will be permitted under the Plan.

2. The first sentence of Section 6.1(c) is hereby amended to read as follows:

                  (c) Notwithstanding any provision in this Deferral Plan to the contrary, a Participant will receive payment of his or her account balance under the deferral Plan at such time as the Board determines that a Change in Control has occurred.

3. The following new Section 8.10 is hereby added:

         8.10: COMPLIANCE WITH SECTION 409A OF THE CODE. To the extent applicable, it is intended that this Deferral Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to any
         Participant. This Deferral Plan shall be administered in a manner consistent with this intent, and any provision that would cause the
         Deferral Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code
         (which amendment may be retroactive to the extent permitted by Section
         409A of the Code and may be made by the Partnership without the consent of the Participant). Reference to Section 409A of the Code will also include any proposed, temporary or final regulations promulgated thereunder.

4. The officers of the Partnership are authorized to take such actions as are necessary to put into effect the foregoing amendment.

This amendment shall be effective as of the date first stated above.

                                               By:
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                                               Date:
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